UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 2, 2007
SAFENET, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20634	52-1287752

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4690 Millennium Drive, Belcamp, Maryland	21017

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(443) 327-1200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     The presentation of Merrill Lynch & Co. to the Company’s Board of Directors and the presentation of Credit Suisse Securities (USA) LLC to the Company’s Board of Directors, each dated March 4, 2007, which are attached to this Report as Exhibits 99.1 and 99.2, respectively, are incorporated herein by reference.
Item 8.01. Other Events.
     On April 2, 2007, the Company entered into a memorandum of understanding (“MOU”) providing for settlement of the action Globis Capital Partners, LP et al. v SafeNet, Inc. et al., C.A. No. 2772-VCS, in the Court of Chancery of the State of Delaware. The MOU provides that the settlement is based on certain disclosures by the Company. The settlement is subject to, among other things, court approval.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     See the Index of Exhibits attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFENET, INC.

By:	/s/ John W. Frederick

Name: John W. Frederick
Title: Chief Financial Officer
Date: April 2, 2007

INDEX OF EXHIBITS

Number	Exhibit
99.1	Presentation of Merrill Lynch & Co. to the Board of Directors of SafeNet, Inc., dated March 4, 2007.

99.2	Presentation of Credit Suisse Securities (USA) LLC to the Board of Directors of SafeNet, Inc., dated March 4, 2007.